UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2016

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2016, HRG Group, Inc. (“HRG” or the “Company”), a holding company that conducts its operations principally through Spectrum Brands Holdings, Inc. (“SPB”; NYSE: SPB), a branded consumer products company, and Fidelity & Guaranty Life (“FGL”; NYSE: FGL), a life insurance and annuity products company, announced that Omar Asali, President, Chief Executive Officer and a director of the Company, plans to leave the Company in the second half of fiscal 2017 to establish a private investment vehicle that will make long term investments in private and public companies. Mr. Asali’s anticipated departure is not as a result of any disagreement with the Company.
In connection with the foregoing, on November 17, 2016, the Company and Mr. Asali entered into a Transition Agreement (the “Agreement”). The Agreement provides that Mr. Asali will receive from the Company (i) for the Company’s fiscal 2016, a bonus of $8,000,000 in cash and (ii) for the Company’s fiscal 2017, a bonus for $3,000,000 in cash, on the earlier of March 31, 2017 and the Announcement Date (as defined below), and an additional payment of $3,000,000 (or such higher amount as determined by the Board, the “Transaction Bonus”), if (x) the Company enters into definitive documentation with respect to a Transaction (as defined below), Mr. Asali remains employed through the Announcement Date and shareholder approval of the Transaction contemplated in connection with the Announcement Date is obtained or (y) there is a Specified Event on or prior to the Announcement Date, and within 18 months following such Specified Event the Company enters into definitive documentation, and obtains the required shareholder approvals, with respect to a Transaction. For these purposes, “Announcement Date” means the date on which the Company announces that it has entered into definitive documentation which, if the transactions contemplated thereby were consummated, would result in a sale, merger, change in control or other strategic transaction of or involving the Company and substantially all of its assets (such a transaction, a “Transaction”).
Following his separation after a Specified Event and subject to his compliance with terms of the Agreement, Mr. Asali will receive a $500,000 cash payment as severance and COBRA reimbursement for a period of up to 12 months. In addition, Mr. Asali’s options and restricted stock awards, which were scheduled to vest and settle on November 29, 2016, will continue to vest and settle on November 29, 2016 and his options and restricted stock, which were scheduled to vest and settle in November 29, 2017, will vest and settle on the earlier of March 31, 2017, the Announcement Date, a Specified Event or a change in control of the Company.
The Agreement provides that Mr. Asali’s last day of employment will be the earliest of the date of his (i) death, (ii) termination for disability, (iii) termination by the Company without cause or the date he resigns for “good reason”, (iv) the Announcement Date (clauses (i) through (iv) each, a “Specified Event”) or (v) termination for cause or resignation without good reason. Mr. Asali will continue to receive payment of his base salary and any unpaid vacation time and unreimbursed business expenses through the date his employment ends. Mr. Asali remains subject to certain non-solicitation restrictions of the Company’s employees for 18 months post-termination of employment and confidentiality provisions indefinitely. The Agreement also contains a customary mutual release of claims.

Item 7.01	Regulation FD Disclosure.

On November 17, 2016, the Company issued a press release in connection with Mr. Asali’s anticipated departure from the Company and the commencement of a strategic review process for the Company. A copy of such press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference. The information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HRG’s filings under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Information.

On November 17, 2016, the Company also announced that its Board of Directors has initiated a process to explore the strategic alternatives available to the Company with a view to maximizing shareholder value. Strategic alternatives may include, but are not limited to, a merger, distribution or other business combination involving the Company or its assets.
The Company has not set a definitive schedule to complete its review of strategic alternatives. The Company does not intend to provide any further updates until such time as it has entered into definitive documentation with respect to any strategic transaction. There can be no assurance that this process will result in a transaction, or if a transaction is undertaken as to its terms or timing.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the Company’s review of strategic alternatives and FGL’s merger with Anbang Insurance Group, and any expected or anticipated benefits from the Company's strategic review process and/or FGL’s merger with Anbang Insurance Group. Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG’s management and the management of HRG’s subsidiaries. Factors that could cause actual results, events and developments to differ include, without limitation: that the review of strategic alternatives at HRG will result in a transaction, or if a transaction is undertaken, as to its terms or timing; the ability of HRG’s subsidiaries to close previously announced transactions, including statements regarding the closing of FGL’s merger with Anbang Insurance Group; the ability of HRG’s subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; the decision of the boards of HRG’s subsidiaries to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant considerations as determined by the applicable board; HRG’s liquidity, which may be impacted by a variety of factors, including the capital needs of HRG’s subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG’s and its subsidiaries’ ability to identify, pursue or complete any suitable future acquisition or disposition opportunities, including realizing such transaction’s expected benefits and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management’s plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption “Risk Factors” in HRG’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission.  All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized.  Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law.

Item 9.01	Other Information.
(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HRG GROUP, INC.

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Senior Vice President, General Counsel & Corporate Secretary

Dated: November 18, 2016

Exhibit No.	Description
99.1	Press release, dated November 17, 2016.